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      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D. C.  20549
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                           FORM 8-K
                        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
Date of Report (Date of earliest event reported)  May 31, 2000
                   SOUTHERN UNION COMPANY
     (Exact name of registrant as specified in its charter)
         Delaware              1-6407             75-0571592
(State or other juris-      (Commission        (I.R.S. Employer
 diction of incorpora-      File Number)      Identification No.)
 tion)
          504 Lavaca Street, Eighth Floor           78701
                  Austin, Texas                  (Zip Code)
     (Address of principal executive offices)
        Registrant's telephone number, including area code:
                         (512)  477-5852
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ITEM 5.  OTHER EVENTS
As previously reported, Southern Union Company, a Delaware corpo-ration ("Southern Union"), SUG Acquisition Corporation, a Rhode Island corporation and a wholly-owned subsidiary of Southern Union ("Merger Sub"), and Valley Resources, Inc., a Rhode Island corporation ("Valley Resources"), entered into an Agreement and Plan of Merger on November 30, 1999 providing for, among other things, the merger of Merger Sub with Valley Resources, Inc., and Valley Resources, Inc. into Southern Union. On November 15, 1999, Southern Union, GUS Acquisition Corporation, a Rhode Island corporation and a wholly-owned subsidiary of Southern Union ("Newco"), and Providence Energy Corporation, a Rhode Island corporation ("Providence Energy"), entered into an Agreement and Plan of Merger, providing for, among other things, the merger of Newco with Providence Energy, and Providence Energy into Southern Union.
In connection with the above-mentioned mergers, certain historical financial statements and related notes thereto of Valley Resources and Providence Energy are attached hereto as Exhibits to this Form 8-K.
    Audited historical financial statements and related notes of Valley Resources for the three years ended August 31, 1999. Unaudited historical financial statements and related notes of Valley Resources for the six months ended February 29, 2000.
    Audited historical financial statements and related notes of Providence Energy for the three years ended September 30, 1999.
    Unaudited historical financial statements and related notes of Providence Energy for the six months ended March 31, 2000.
Additionally, in connection with the completed merger of Pennsylvania Enterprises, Inc., ("PEI"), with and into Southern Union on November 4, 1999, the unaudited September 30, 1999 interim financial statements and related notes thereto of PEI is attached hereto as Exhibits to this Form 8-K.
    Unaudited historical financial statements and related notes of PEI for the nine months ended September 30, 1999.
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
  (c)  Exhibit No.
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          23.1  Consent of Independent Public Accountants,
                Grant Thornton, LLP.
          23.2  Consent of Independent Public Accountants,
                Arthur Andersen, LLP.
          99.1 Audited historical financial statements and related notes of Valley Resources for the three years ended August 31, 1999.
          99.2 Unaudited historical financial statements and related notes of Valley Resources for the six months ended February 29, 2000.
          99.3 Audited historical financial statements and related notes of Providence Energy for the three years ended September 30, 1999.
          99.4 Unaudited historical financial statements and related notes of Providence Energy for the six months ended March 31, 2000.
          99.5 Unaudited historical financial statements and related notes of PEI for the nine months ended September 30, 1999.
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                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                               SOUTHERN UNION COMPANY
                               ----------------------
                                   (Registrant)
Date  June 5, 2000             By  RONALD J. ENDRES
      ------------                 ----------------
                                   Ronald J. Endres
                                   Executive Vice President
                                   and Chief Financial Officer
Date  June 5, 2000             By  DAVID J. KVAPIL
      ------------                 ---------------
                                   David J. Kvapil
                                   Senior Vice President and
                                   Corporate Controller
                                   (Principal Accounting Officer)